Exhibit 4.1

                                GKN Holding Corp.

      GKN

    INCORPORATED UNDER THE LAWS                           SEE REVERSE FOR
     OF THE STATE OF DELAWARE                           CERTAIN DEFINITIONS
                                                         CUSIP 361753 10 6

   THIS CERTIFIES THAT

   IS THE OWNER OF

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON SHARES,
                     PAR VALUE $.0001 PER SHARE, OF

                               GKN HOLDING CORP.

(hereinafter the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

            Katherine Nathan                     David M. Nussbaum
               SECRETARY            CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE


                               GKN HOLDING CORP.
                                CORPORATE  SEAL
                                 1987 DELAWARE


COUNTERSIGNED AND REGISTERED:
          CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                      (JERSEY CITY, NJ)
                                             TRANSFER AGENT
                                              AND REGISTRAR
BY

                                         AUTHORIZED OFFICER

                               GKN HOLDING CORP.

   The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common
TEN ENT   -- as tenants by the entireties
JT TEN    -- as joint tenants with right of survivorship
             and not as tenants in common

UNIF GIFT MIN ACT -- __________ Custodian __________
                       (Cust)               (Minor)
                     under Uniform Gifts to Minors Act
                     _________________________________
                                 (State)


    Additional abbreviations may also be used though not in the above list.


For value received, the undersigned hereby sells, assigns and transfers unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________

______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________  shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________


                                 ______________________________________
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                 MUST CORRESPOND WITH THE NAME AS
                                 WRITTEN UPON THE FACE OF THE
                                 CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT
                                 OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.